UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 27, 2011

MOLINA HEALTHCARE, INC.
(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	1-31719 (Commission File Number)	13-4204626 (I.R.S. Employer Identification Number)

200 Oceangate, Suite 100, Long Beach, California 90802
(Address of principal executive offices)
Registrant’s telephone number, including area code: (562) 435-3666
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.
On April 27, 2011, Molina Healthcare, Inc., a Delaware corporation (the “Company”), held its 2011 Annual Meeting of Stockholders. At the meeting, a total of 28,995,209 shares were voted, representing 94.95% of the 30,537,338 shares outstanding as of the March 8, 2011 record date.
At the Company’s 2011 Annual Meeting of Stockholders, the stockholders (1) elected all three of the Company’s nominees for Class III director; (2) approved the Molina Healthcare, Inc. 2011 Equity Incentive Plan; (3) approved the Molina Healthcare, Inc. 2011 Employee Stock Purchase Plan; (4) approved, on an advisory basis, the compensation of our named executive officers; (5) approved, on an advisory basis, the frequency of a stockholder vote on executive compensation every three years; and (6) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2011.
Shares were voted on the proposals as follows:
With regard to Proposal No. 1 for the election of three Class III directors, the stockholders voted as follows:

Director	Votes For	Votes Withheld	% of Votes For
Dr. J. Mario Molina	27,171,767	622,586	88.98%
Steven J. Orlando	27,381,081	413,272	89.66%
Ronna E. Romney	27,156,589	637,764	88.93%
With regard to Proposal No. 2 for the approval of the Molina Healthcare, Inc. 2011 Equity Incentive Plan, the stockholders voted as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes	% of Votes For
22,132,754	5,651,608	9,990	1,200,857	72.48%
With regard to Proposal No. 3 for the approval of the Molina Healthcare, Inc. 2011 Employee Stock Purchase Plan, the stockholders voted as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes	% of Votes For
27,658,127	125,735	10,490	1,200,857	90.57%
With regard to Proposal No. 4 for the approval, on an advisory basis, of the compensation of the Company’s named executive officers, the stockholders voted as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes	% of Votes For
25,923,770	1,858,244	12,338	1,200,857	84.89%
With regard to Proposal No. 5 for the approval, on an advisory basis, of the frequency of a stockholder vote on the compensation of the Company’s named executive officers, the stockholders voted as follows:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
12,914,096	107,688	14,765,416	8,352	1,199,657
With regard to Proposal No. 6 for the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2011, the stockholders voted as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes	% of Votes For
28,734,538	257,470	2,001	1,200	94.10%
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits:

Exhibit
No.	Description

10.1	Molina Healthcare, Inc. 2011 Equity Incentive Plan.

10.2	Molina Healthcare, Inc. 2011 Employee Stock Purchase Plan.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLINA HEALTHCARE, INC.
Date: May 2, 2011	By:	/s/ Jeff D. Barlow
Jeff D. Barlow
General Counsel and Corporate Secretary

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